Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report of University General Health System, Inc. (the “Company”) on Form 10-Q/A (Amendment No. 1) for the period ended March 31, 2011 (the “Report”), I, Hassan Chahadeh, Chairman of the Board of Directors and Chief Executive Officer and I, Michael L. Griffin, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	to my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ HASSAN CHAHADEH
Hassan Chahadeh
Chairman of the Board of Directors and Chief Executive Officer August 15, 2011

/s/ MICHAEL L. GRIFFIN
Michael L. Griffin
Chief Financial Officer August 15, 2011